Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AiAdvertising, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2021 (the “Report”) I, Andrew Van Noy, Chief Executive Officer and President of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d)

of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 16, 2021

By: /s/ Andrew Van Noy
Andrew Van Noy, Chief Executive Officer, President and Director
(Principal Executive Officer)